SunCoke Energy Haverhill Analyst Presentation June 17, 2008 Exhibit 99.1

Safe Harbor Statement
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section
21E of the Securities Exchange Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended December 31, 2007, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com. Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to
GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.SunocoInc.com.

Opening Comments Jack Drosdick

Agenda
Opening Comments
Jack Drosdick
Chairman & Chief Executive Officer, Sunoco, Inc.
SunCoke Energy Overview
Mike Thomson
President, SunCoke Energy, Inc.
Senior Vice President, Sunoco, Inc.
Strategy for Sunoco
Tom Hofmann
Chief Financial Officer & Senior Vice President, Sunoco, Inc.

Coke
Business distinct from oil industry
Metallurgical grade coke for steel industry
Long-term contracts
15% IRR targets
Coal costs contractually passed on to customers
Growing demand for new plants
Reliable supply of quality coke using environmentally
superior technology
2008 net income expected to exceed $90MM
(EBITDA of $140MM*)
End-of-2008 net income run rate of approximately
$145MM (EBITDA of $220MM*)
End-of-2010 net income run rate including two
additional plants (Granite City, IL and Middletown, OH)
of approximately $210MM (EBITDA of $350MM*)
* For reconciliation to Income, see Slide A11.

SunCoke Energy Overview Mike Thomson

Executive Summary
SunCoke Energy (SCE) is a recognized independent
producer of high-quality metallurgical coke with over
40 years of production experience
Proven, patented, environmentally friendly, heat-
recovery technology sets the industry standard for
new coke production
Strong global market for steel, coke and power
demand support continued business growth
Steady, ratable cash and income contributions to
Sunoco -- with attractive growth prospects and
portfolio options
Secure, long-term contracts with leading steel
companies tied to competitive assets and good
market locations

8 SunCoke Energy Overview History and Overview Steel Industry Coke Industry Competitive Advantage Project Structure and Financial Outlook

SunCoke Energy History
1960s
1960: Three test
ovens successfully
built at Vansant, VA
1970s
1972: 16 large
Jewell
Thompson
ovens built
1979: Jewell
facility
purchased by
Sun Company,
Inc.
Improved
combustion
control
Introduction of 48-
hour coking cycle
Patented
technology
1980s 1990s
1990: SunCoke
designated as the
Maximum Achievable
Control Technology
(MACT) in the U.S.
Clean Air Act
Establish joint
ventures with
minority partners
2000-
2008
Continued technology
improvements
Strengthening steel
industry increases
interest
New development at
Haverhill, Ohio and
construction of first
international plant
Jewell Coal
Jewell Coke
IHCC
Vitória
Granite City
Middletown
The
Foundation
Development of
the Modern Oven
Breakthrough of
Heat Recovery
Perfecting the
Process
The Growth
Phase
Haverhill 1
Haverhill 2
Announced projects
not yet in production

⑥ Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
⑤ Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
① Coal bed absorbs heat from refractory and liberates combustible volatile matter.
② Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
④ Completely oxidized flue gas is drawn into uptakes within oven walls.
③ Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

10 SunCoke Energy Heat Recovery Coke Oven

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

SunCoke Energy Products
Coke Energy
Blast
Furnace
Coke
Electric
Power
Steam Breeze
• Reductant and
burden in Blast
Furnace iron-
making process
• Small-sized coke
fines screened
from the Blast
Furnace-sized
coke production
Typical Margin Contribution ~ 70-80% Typical Margin Contribution ~ 20-30%
and/or and
• Heat Recovery
Steam Generators
(HRSG’s) capture
waste heat from the
coking process to
make low-pressure,
saturated steam
• HRSG’s produce
high-pressure,
superheated
steam for power
generation

Jewel Coke
Indiana
Harbor
Existing facilities
Headquarters
Haverhill
Knoxville
Granite City
SunCoke Energy Operations
Middletown
Announced facilities
Jewell Coal
Vitória
Brazil
Coke
Capacity
Mtons
Jewell   700
Indiana Harbor 1,250
Haverhill I   550
Vitória, Brazil 1,700
   Existing Assets 4,200
Haverhill II   550
Granite City   650
Middletown   550
   Announced Growth 1,750

SunCoke Energy Business Overview
Aging Coke
Infrastructure
Solid Fundamentals
for Coke-Based
Iron & Steel making
Increasing Energy
and Power Prices
Tightening
Environmental
Regulations
Strong Worldwide
Demand Growth and
Pricing for Coke
Market/
Industry Trends
Proven Design,
Construction and
Operations
Established
Customer
Relationships
High-Quality
Coke and Coal
Flexibility
Industry-leading
Heat Recovery
Technology
Build, Own, Operate
Model with
Long-Term
Supply Contracts
Superior
Environmental
Performance
SunCoke Capabilities /
Business Model
+
SunCoke Energy
is uniquely
positioned for
continued
investment and
earnings growth
Improved Prosperity
of
Steel Industry

Steel Industry

US $ billion

Crude Steel - Million Metric Tons
2003
2004
2005
2006
2007F
2008F
2009F
2010F
2011F
2017F

Strong Worldwide Demand Growth
Source: CRU, The Annual Outlook for Metallurgical Coke 2007
World Crude Steel Production
-
500
1,000
1,500
2,000
2,500
China Asia (excl China)
Europe N. America
CIS/ex-USSR Rest of World
Significant worldwide infrastructure investment in developing and emerging markets is propelling steel demand growth . . . with North American steel production growing at a more moderate pace.
4.5% CAGR
CRU is a leading independent business analysis and consultancy group focused on the mining, metals, power, cables, fertilizer and chemical sectors.  http://crugroup.com
Source: Morgan Stanley Research, World Bank, Global Insight
* Morgan Stanley Research estimates
US$21.7 trillion in EM Infrastructure
Spend 2008-17*
EM Infrastructure Spending, Including Property
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Africa
Middle East
Latin America
Eastern Europe
Asia

USD/Tonne
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08

Record Benchmark Steel and Coke Prices
Source: Steel -Platt’s Steel Market Daily; Coke - Coke Market Report
Chinese and other developing nation growth combined with a
falling dollar have pushed steel and coke prices to previously unseen levels…
Steel & Chinese Coke Prices
$0
$200
$400
$600
$800
$1,000
$1,200
Chinese Metallurgical Coke Hot Rolled Coil

Improved Profitability of Steel Companies
…creating a robust market for steel companies across the globe as well as in the United States.
Source: World Steel Dynamics, Steel Strategist September 2007
US Average EBITDA per Ton of Steel
-
20
40
60
80
100
120
140
160
180
2002 2003 2004 2005 2006 2007F
Source: World Steel Dynamics, Steel Strategist #33 , September 2007
Global Average EBITDA per Ton of
Steel
-
20
40
60
80
100
120
140
160
180
2002 2003 2004 2005 2006 2007F
#33,

Steel Industry Consolidation
LTV – BK ‘00
Bethlehem – BK ‘01
ACME – Closed ‘00
Weirton – BK ‘03
WCI – BK ‘03
AK Steel
Wheeling Pitt – BK ‘00
National – BK ‘02
Rouge – BK ‘03
U.S. Steel
* Highly fragmented
* Overcapacity
* Saddled with legacy costs
* Over 50 companies file for bankruptcy
Inland
Bankruptcy/
Mergers/
Acquisitions
1990’s
U.S. Steel Industry
Today’s
U.S. Steel Industry
AK Steel
U.S. Steel
ArcelorMittal
Severstal NA
* Fewer, stronger players with
ability to weather downturns
* Financial discipline
* Pricing power
* Cleaner balance
sheet/legacy costs
Global industry consolidation, particularly in the U.S. and Canada, has created a favorable long-term market for sustaining improved levels of industry profitability.

Methods of Iron and Steelmaking
Steel Scrap
Blast Furnace
Steel Scrap
Substitute
(DRI/HBI)
Hot Metal
Substitute
(HMS)
Electric
Arc
Furnace
Basic
Oxygen
Furnace
Electricity
Coke
Iron Ore
Natural Gas/
Coal
Steel
Integrated
Steelmaking
55% Share
EAF
Steelmaking
(Mini Mills)
41% Share
Raw Material/
Energy Inputs
Ironmaking/
Iron Source
Steelmaking
Other
4% Share
•
Processes use large volumes
of natural gas to partially
reduce iron ore
•
Used in limited proportions to
offset scrap or pig iron
requirements
•
Smelting processes that use
natural gas and/or coal to
produce pig iron without a Blast
Furnace and Coke
•
Developing technologies that
are currently unproven at
commercial scale
•
Increasingly short supply of high quality scrap vs.
growing world demand
•
Obsolete scrap reservoir increasingly “poisoned”
with residuals from EAF production
Iron Ore
Alternative technologies exist that can reduce or completely eliminate coke from the steel making supply chain…

SSS
4%
HMS
0%
EAF
(Scrap)
41%
Blast Furnace
55%

SSS
5%
HMS
2%
EAF
(Scrap)
35%
Blast Furnace
58%

Coke/Blast Furnace Ironmaking Outlook
…however, as the only proven, scalable method of producing
virgin iron, coke/blast furnace iron production is and is projected to remain the dominant mode
Estimated
Source: World Steel Dynamics, Steel Strategist #33, September 2007
2006 Global Iron Sources
2017 Global Iron Sources

Coke Industry

Dry Coke - Million Metric Tons
2003
2004
2005
2006
2007F
2008F
2009F
2010F
2011F
2017F

World Coke Market
Current market size:
Approximately 500 million
metric ton annual demand
Growing to over 600 million
metric tons during next 5
years
Growth outlook primarily
driven by developing and
emerging markets demand
Source: CRU, The Annual Outlook for Metallurgical Coke 2007
World Coke Production
-
100
200
300
400
500
600
700
800
China Asia (excl China)
Europe N. America
CIS/ex-USSR Rest of World
4.3% CAGR

North America Net Coke Supply (including Imports)
After completing currently announced projects, SunCoke Energy projected to supply 15% of the North American market and 39% of the non-integrated market in North America
17MMT
17MMT
17MMT
4MMT
5MMT
4MMT
3MMT
4MMT
3MMT
2MMT
2MMT
4MMT
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
SunCoke
7% 9% 15%
Merchant Coke
12% 13% 11%
Imported Coke
14% 17% 12%
Integrated Steel
67% 61% 62%
2002 Current 2010*
* Includes HH2, Granite City and Middletown Additions Source: CRU 2007
26MMT 28MMT 28MMT

Aging Coke Batteries
Nearly 60% of North American coke capacity
is beyond end of life (30+ years) and faces
significant life-extension investments and/or
environmental challenges
40% of existing coke capacity in the
world (excluding China and Russia) is
over 30 years old
Global: Age Profile In 2007
0% 5% 10% 15% 20% 25% 30% 35%
<10
10-20
21-25
26-30
31-40
>40
% of Capacity
Source: CRU 2007, excludes China & CIS
Average Age =  23
North America: Age Profile In 2007
0% 5% 10% 15% 20% 25% 30% 35% 40%
<10
10-20
21-25
26-30
31-40
>40
% of Capacity
Source: CRU 2007
Average Age=31

Steel Customer Relationships
TONS CONTRACTED
(MM metric tons)
3.5
4
4.5
5
5.5
6
6.5
'07 '08 '09 '10 '11 '12
ArcelorMittal (4 sites) Severstal NA (incl WCI) Granite City Middletown
SCE has developed and
implemented projects for
recognized steel and blast
furnace industry leaders
SCE currently supplies 34% of
ArcelorMittal’s annual U.S. coke
requirements, and 100% of the
new CST furnace requirement in
Brazil
New projects bring customer
diversity
Haverhill 2:  Severstal (incl WCI)
Granite City: US Steel
Middletown:  AK Steel

Competitive Advantage Technology Environmental Performance Product Quality Coal Expertise

SunCoke Energy Growth Opportunities
New blast furnace construction
Significant development opportunities in Brazil
and Asia to support BRIC growth . . . SCE
interest in Brazil and Asia
Project financing and development depends on
secure coke supply
Aging by-product capacity represents near-term
replacement opportunity with tougher
environmental regulations (> 30 years old)
Displacement of North American imports
Brazil    ~3MM
Other
Asia      ~7MM
(S. Korea, Taiwan
and others not
including China,
India or Russia)
Global ~68MM
(excluding
China/Russia/India)
N. Am ~12MM
Imports ~3MM
SunCoke’s market opportunity over the next ten years is in excess of
90 million tons globally with nearly 15 million tons in North America
Source: CRU, The Annual Outlook for Metallurgical Coke 2007
10-Year Outlook
Coke Tons

Cokemaking Technologies
Chemical By-Product
Predominant Cokemaking Method
Chemical by-products produced:
- Coal Tar
- Light Oil
- Ammonium Sulfate
- Sulfur
Chinese Heat
Recovery
Indian Heat
Recovery
Domestic Indian
Market Only
German Heat
Recovery
Only paper
design with NO
operating heat
recovery plants
SunCoke Energy Heat Recovery
Growing, increasingly attractive
and accepted alternative to
chemical by-product process
Four commercial-scale plants in
operation

Advantages versus Chemical By-Product
Higher market value for energy
production than for chemical by-
products
Lower capital and operating cost
requirements
Superior environmental performance
Greater flexibility in coal selections
Oven design and process contributes to
enhanced coke quality
Safer process allows employees to work
without protective breathing equipment

Advantages versus Chinese Heat Recovery
Better productivity
(5,500 vs. 4,500 tons per oven per year)
Better heat-recovery efficiency
(0.5 vs. 0.2 MW per oven)
Better process control for
draft and temperature
Higher quality construction
materials and longer
oven/plant life

Superior Environmental Performance
Air Emissions
Designated the Maximum
Achievable Control Technology
(MACT) in the U.S. Clean Air Act
All green field coke batteries
must meet SunCoke Energy’s
performance
Lowest overall emissions in the
industry - worldwide
Waste Streams
NO wastewater discharges
NO hazardous solid wastes or
sludges
The only solid waste is non toxic
calcium sulfate from the flue gas
desulfurization system (land fill,
fertilizer or mine reclamation)
Permitting
SunCoke Energy has
established track record working
successfully with various
regulatory agencies
SunCoke Energy’s environmental advantage is clear -- we are
the only company to permit and build a new coke facility in the
U.S. in the last 25 years

Coal Sourcing Advantage
SunCoke Energy provides coal expertise in
sourcing and logistics for our customers
Coal to coke quality modeling
Significant coal buying power
Domestic coal producer since 1950’s
with extensive knowledge of U.S. coals
Utilized over 50 different coals at SCE
plants and numerous blends
SunCoke Energy mines in Vansant, Virginia
partially meet coal requirements
Throughout many market cycles and
events, SunCoke Energy has never
experienced a coal supply disruption

SCE Product Quality Advantages
Oven design contributes to enhanced coke quality
Horizontal design and proprietary charge method
Coal bed depth and higher operating temperatures
SCE’s coke can improve hot iron production efficiency,
lowering steel producers’ costs
Increased coke strength
Improves blast furnace operation for more hot iron production
Provides burden support for maximum PCI lower raw material cost
Larger average size and unique shapes
Maximizes bed permeability for more hot iron production
Improved coke porosity
Maximizes furnace wind for more hot iron production
Horizontal design enables use of a variety of coals, including expanding and lower cost blends

Project Structure and Financial Outlook

Typical Project Structure
SCE Customer
Plant Production
and Environmental
Compliance
Permits and
Approvals
Engineering,
Procurement &
Construction
O&M Expenses
and Taxes Other
Than Income
Coal Supply Costs
Future
Environmental
Compliance Costs
Capital Funding
and Ownership
Coke and
Energy
Fee
Cost
Pass Thru
(Risk
Mitigation)
Fixed $/Ton risk-
adjusted return on
and of capital over
plant life
(Ratable Income)
Long-Term
Take-or-Pay
Agreement
• If no customer
off-take of
Energy, then
fixed $/ton credit
to Coke Fee
based on agreed
$/MWh and
generation
assumptions
SCE
Production &
Quality
Guarantees
(Customer
Value)

36 Coke Outlook – Net Income * For detail, see Slide A11. 0 0 29 210 210 185 92 195 0 50 100 150 200 250 2007 2008 2009 2010 2011 2012 Existing Haverhill 2 Granite City AK Middletown

Coke Outlook – EBITDA*
* For reconciliation to Income, see Slide A11.
34
350
315
235
140
350
0
50
100
150
200
250
300
350
400
2007 2008 2009 2010 2011 2012
Existing
Haverhill 2
Granite City
AK Middletown

Potential Growth Areas
X X
Asia
X X S. America
X X
Europe
X X X US/Canada
Central Plant Integrated Plant Central Plant Integrated Plant
Replacement/Displacement New Blast Furnace
Region
Domestic and international opportunities to build
both integrated and centralized cokemaking facilities
Strategy for Development:
Stay with Build/Own/Operate model
Focus on strategic customers and locations
Leverage power as an increasingly valuable product
Minimize commodity risk through contract structure

Typical Project Economics
* For reconciliation to Income, see Slide A11.
Assumptions:
Capital varies significantly depending  on project specific factors and changing market conditions
Depreciation assumes 30 year life for assets for book purposes
Unlevered economics …excludes any financing costs
100 ovens 200 ovens
Capital cost
(MM)
$340 - $400 $600 - $700
Coke production (Mtons/yr) 550 1,100
Power production (net mw/yr) 45 90
EBITDA
(MM/yr)
$70 - $80 $125 - $145
NIAT
(MM/yr)
$38 - $43 $68 - $78
*

Summary
The world has changed…
steel, coke, and energy
industry fundamentals are stronger and more
sustainable than ever, creating an unprecedented
opportunity for growth
SunCoke Energy is uniquely positioned
to capitalize
on this opportunity by leveraging our proven,
industry-leading technology, extensive expertise, and
long term Build, Own and Operate business model
Anticipated continued investment with attractive risk-
adjusted returns and significant growth
in high-
quality, visible and sustainable earnings

Strategy for Sunoco Tom Hofmann

The Value to Sunoco
Ratable and growing income/cash flow
Independent of Sunoco’s other businesses
Highlight value within Sunoco
Evaluate potential alternative structures
Goal is to maximize the long-term
value to the Sunoco shareholder

Other Businesses EBITDA/Net Income, $MM
EBITDA* Net Income
SunCoke Energy (2010)       315               185
Retail Marketing (2007)       221                 69
Chemicals (2007)       115                 26
      651               280
Logistics (2007)         63                 45
              325
**
* For reconciliation to Income, see slide A12.
** LP/GP Distributions

APPENDIX

SunCoke Energy Management Team
A1
Mike Thomson
President:
26 years in
manufacturing
and
international
energy
development
Ken Schuett
SVP of
Operations:
39 years of
blast furnace and
steel operations
including
11 years of coke
plant operations
Steve Morey
VP of
Construction:
32 years of
major international
construction
project
management
Richard Westbrook
VP of
Engineering:
25 years of
coke plant design
and technology
development
Charlie Ellis
SVP of
Business
Development:
37 years of coke
and
coal mining
operations
experience
Jeff Wozek
Director of Coal
Purchasing
& Logistics:
26 years in coal
mining, coke
making, coal and
coke research
and materials
purchasing
Delauna Pack
Director of HES:
12 years of
experience
in the steel and
coke industries
and have
successfully
permitted 2 new
SCE coke plants
Cleo Boyd
VP of  HR:
22 years experience
in heavy
manufacturing,
including
10 years in mining,
extraction and
materials processing
Marilyn Choi
VP of
Finance
& Planning:
13 years of
corporate
finance in
manufacturing
and energy industry
Mark McCormick
SVP &
General Counsel:
24 years of
transaction and
legal experience
in complex
domestic &
international
transactions

A2
Jewell Coal & Coke
Jewell Coal & Coke Company
Location: Vansant, Virginia
Began operation: 1952 (coal), 1962 (coke)
Customer(s):
Coke: ArcelorMittal
Coal: Internal supply &
Coal Arbed Int’l Trade
Products:
Coke: 700,000 tons/yr.
(142 ovens)
Coal: 1,200,000 tons/yr.
Heat Recovery: 10% used for coal drying
Vansant
VIRGINIA

A3
Indiana Harbor
Indiana Harbor Coke Company*
Location: East Chicago, Indiana
Began operation: March 1998
Investment: $195 MM
Customer(s):
Coke: ArcelorMittal
Steam: Primary Energy
Products:
Coke: 1,250,000 tons/yr.
(268 ovens)
Heat Recovery: 1,000,000 lbs/hr of
superheated steam
power
East Chicago
INDIANA
* DTE and GECC are minority interest partners

A4
Haverhill 1
Haverhill North Coke Company
Location: Haverhill (Franklin
Furnace), Ohio
Began operation: March 2005
Investment: $150 MM
Customer(s):
Coke: ArcelorMittal
Steam: Sunoco Chemicals
Products:
Coke: 550,000 tons/yr.
(100 ovens)
Heat Recovery: 450,000 lbs/hr of
saturated process
steam
OHIO
Haverhill

A5
Vitória (Brazil)
Sol Coqueria Tubarão*
Location: Vitória, Brazil
Began operation: March 2007
Investment: $41 MM minority
equity ownership
interest
Customer(s):
Coke: ArcelorMittal
Steam: ArcelorMittal
Products:
Coke: 1,700,000 tons/yr.
(320 ovens)
Heat Recovery: 150 MW/yr of
electricity
BRAZIL
Vitória
*ArcelorMittal majority owner

A6
Haverhill 2
Haverhill North Coke Company
Location: Haverhill (Franklin
Furnace), Ohio
Planned operation: 2H08
Estimated investment:  $250 MM
Customer(s):
Coke: Severstal & WCI
Power: Public power grid
Products:
Coke: 550,000 tons/yr.
(100 ovens)
Heat Recovery: 46 net MW/yr of
electricity
OHIO
Haverhill

A7
Granite City
Gateway Energy & Coke Company
Location: Granite City, Illinois
Planned operation: 4Q 2009
Estimated Investment:  $300 MM
Customer(s):
Coke: U.S. Steel
Steam: U.S. Steel
Products:
Coke: 650,000 tons/yr
(120 ovens)
Heat Recovery: 450,000 lbs/hr of
superheated steam power
generation
Granite City
ILLINOIS

A8
Middletown
Middletown Coke Company
Location: Middletown, Ohio
Planned operation: 2010
Estimated investment:  $350 MM
Customer(s):
Coke: AK Steel
Power: AK Steel
Products:
Coke: 550,000 tons/yr
(100 Ovens)
Heat Recovery: 46 net MW/yr of
electricity Middletown
OHIO

Iron Ore
Coal Injection
Coal
Coke Oven
Coal
By-Products
Limestone
Slag
Molten Iron
Blast Furnace
Produces molten pig iron from iron ore.
Recycled Steel
Pig Iron Casting
Basic Oxygen Furnace
Produces molten steel.
Steel Refining Facility
Continuous Casting:
Slabs
Thin Slabs
Blooms
Billets

A9
Integrated Steel Production Process
SunCoke
Energy
Operations
(Scrap)
Coke is a key iron-making feedstock for the integrated steel production
process and typically constitutes between 25% and
35% of overall finished steel costs.

SUN COKE COMPANY
PROCESS FLOW DIAGRAM

GENERATOR
TURBINE
GRID
CONDENSER
COOLING TOWER
STEAM
FEED WATER HEATERS, PUMPS, DEAERATORS
EMERGENCY VENT STACK
HOT FLUE GAS
HEAT RECOVERY STEAM GENERATORS
COOLED FLUE GAS
FLUE GAS DESULFURIZATION SYSTEM
FAN
MAIN STACK
BLENDED COAL
COAL STORAGE PILES
DOME
BLENDED & CRUSHED COAL
C.A.
C.A.
C.A.
C.A.
COKE OVENS
COKE
WET QUENCH
SCREENING & CRUSHING
COKE LOADOUT
CUSTOMER BLAST FURNACE

A10 Heat Recovery Technology Process

A11
Coke EBITDA Reconciliation to Net Income, $MM
Total SunCoke Energy 2007 2008 2009* 2010* 2011* 2012*
   EBITDA 34 140 235 315 350 350
   Less: Depreciation 20 25 37 49 50 51
   Less: Income Tax 3 40 68 95 105 100
   Plus: Tax Credits 18 17 65 14 15 11
   NIAT 29 92 195 185 210 210
End of 2008
Run Rate
End of 2010
Run Rate
EBITDA 220               350
Less: Depreciation 30                  50
Less: Income Tax 67                  105
Plus: Tax Credits 22                  15
Net Income 145               210
100 Ovens 200 Ovens
EBITDA 70 - 80 125 - 145
Less: Depreciation 12 - 13 22 - 25
Less: Income Tax 20 - 24 35 - 42
Plus: Tax Credits -- --
Net Income 38 - 43 68 - 78
Prospective Projects
*  Assumes average contract coal price $125/T…each +/- $25/T price change ~approximately $20MM net income
** Includes (one time) Section 48B credit of approximately $40MM
**
(excludes any net financing costs)

A12
2010
EBITDA 315
Less Depreciation 49
Less:  Income Tax 95
Plus: Tax Credits 14
Net Income 185
Retail
Marketing Chemicals
EBITDA 221               115
Less: Depreciation 108               75
Less: Income Tax 44                 14
Net Income 69                 26
2007
EBITDA Reconciliation to Net Income, $MM
SunCoke Energy

A13
SunCoke Energy has established long-term relationships
with top performing and credit worthy companies of the
steel industry.
Customer
Global
Steel
Ranking
Steel
Production
2006
(MM Tons)
Market Cap
@
06/13/08 (B)
2007 Revenues
(B)
Credit
Rating
SCE Coke
Production
(MM tons)
ArcelorMittal 1 117 $135 $105 Baa2/BBB+ 4.20
U.S. Steel 6 21 $21 $17 Baa3/BB+ 0.65
Severstal NA 11 18 $25 $15 Ba2/BB 0.55
AK Steel 52 6 $8 $7 Ba3/BB- 0.55
5.95
Established Customer Relationships

For More Information Media releases and SEC filings are available on our website at www.SunocoInc.com Contact for more information: Tom Harr Investor Relations 1-215-977-6764 tmharr@sunocoinc.com A14